                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K/A of Corrections Corporation of America and Subsidiaries into the Company's previously filed Registration Statement File Numbers 33-12503, 33-30825, 33-30826, 33-42068, 33-42614,
33-61173, 333-31711, 333-31743, 333-45193, 333-58339, 333-59155 and
333-63475-01.

                                                     ARTHUR ANDERSEN LLP

Nashville, Tennessee
September 24, 1998